SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2000
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                            Hydron Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

         New York                   0-6333                      13-1574215
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            file number)           Identification number)

                1001 Yamato Road, Suite 403, Boca Raton, FL 33431
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code 561-994-6191
                                                   ------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Board of Directors of Hydron Technologies, Inc. (the "Company") and The DeCarlo Group ("DeCarlo"), the Company's independent accountants and auditors of record for the financial statements of the Company for the year ended December 31, 1999, agreed that DeCarlo would cease to be the auditors of the Company, effectively April 19, 2000.

The Company is actively soliciting new proposals from independent accountants to audit their financial statements for the year ended December 31, 1999 and anticipates the prompt engagement of an independent accountant and completion of an audit of the financial statements.

DeCarlo did not render a report on the Company's financial statements during the term of its engagement. During the period preceding cessation of services, there were no disagreements between the Company and DeCarlo on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures of the type described in paragraph (a)(l)(iv) of Item 304 of Regulation 8-K promulgated under the Securities Exchange Act of 1934, as amended. Moreover, no reportable events have occurred of the type described in paragraphs (a)(l)(v) or (b) of Item 304 of Regulation 8-K.

The Company has provided DeCarlo with a copy of this disclosure and has requested DeCarlo to file a letter with the Securities and Exchange Commission stating whether it agrees with the Company's statements. (A copy of this letter is filled as Exhibit 18.1 to this Form 8-K).

Item 7.  Financial Statements and Exhibits

         c)       Exhibits

                  Exhibit #         Description of Exhibit

                  16.               Letter from The DeCarlo Group

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Hydron Technologies, Inc.

                                          BY: /s/ Richard Banakus
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                                              Richard Banakus, Interim President

DATED:   May 31, 2000

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